SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     August 12, 1998

                          Atchison Casting Corporation
             (Exact name of registrant as specified in its charter)


          KANSAS                        1-12541                48-1156578
(State or other jurisdiction    (Commission File Number)     (IRS Employer
   of incorporation)                                       Identification No.)

  400 South Fourth Street, Atchison, Kansas                        66002
     (Address of principal executive offices)                   (Zip Code)

   Registrant's telephone number, including area code         (913) 367-2121


                                      None
         (Former name or former address, if changed since last report)

Item 7.           Financial Statements and Exhibits.

                  (c)      Exhibits.

                  99       Press Release, dated August 12, 1998.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Atchison Casting Corporation
                                                     (Registrant)


DATE: August 12, 1998                          /s/ Kevin T. McDermed
      --------------------                     -----------------------------
                                               Kevin T. McDermed
                                               Vice President, Chief Financial
                                               Officer, Treasurer and Secretary

                                  EXHIBIT INDEX


Exhibit Number     Exhibit
--------------     -------

     99            Press Release, dated August 12, 1998.